UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A
                                 Amendment No. 1

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 14, 2004
                              --------------------
                                (Date of Report)

                         NANOSCIENCE TECHNOLOGIES, INC.
                         ------------------------------
             (Exact name of registrant as specified in its charter)


            Nevada                       0-26067                 87-0571300
         ------------                  -----------              ------------
(State or other jurisdiction           (Commission             (IRS Employer
      of incorporation)                File Number)          Identification No.)



              45 Rockefeller Plaza - Suite 2000, New York, NY 10111
              -----------------------------------------------------
                    (Address of principal executive offices)


                                 (212) 332-3443
                                 --------------
              (Registrant's telephone number, including area code)

         This filing constitutes Amendment No. 1 to the Form 8-K dated December 14, 2004 (the "Original Form 8-K") filed by Registrant in respect of the
Securities Purchase Agreement (as defined below) and a Standby Equity Distribution Agreement entered with Cornell Capital Partners, L.P. and should be read in conjunction with the Original Form 8-K.

Item 1.01 Entry Into A Material Definitive Agreement/
Item 3.02 UNREGISTERED SALE OF EQUITY SECURITIES

         On December 13, 2004, Registrant entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with Highgate House Funds, LP and Montgomery Equity Partners, LP, each a Delaware limited partnership (collectively, the "Investors"). Pursuant to the Securities Purchase Agreement, Registrant agreed to issue convertible debentures (the "Debentures") to the Investors in the principal amount of $1,000,000. Debentures in the principal amount of $500,000 (the "Tranche 1 Debentures") were issued at an initial closing on December 13, 2004 resulting in net proceeds to Registrant of $415,000 after payment of structuring and other fees in connection with the transaction. Debentures in the principal amount of $500,000 ("Tranche 2") were to have been issued within five days of the effectiveness as declared by the Securities and Exchange Commission of a registration statement (the "Registration Statement") related to the shares of common stock issuable upon conversion of the Debentures. The Debentures were originally convertible at the holder's option any time up to maturity at a conversion price equal to the lower of (i) 120% of the closing bid price of the common stock on the date of the debentures or (ii) 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding the conversion date (the "Conversion Price").

         The Debentures are secured by the assets of Registrant, have a maturity date of April 28, 2008 and accrue interest at 5% per year. At maturity, the outstanding principal and accrued and unpaid interest under the Debentures are, at Registrant's option, to be either repaid in cash or converted into shares of Common Stock at the Conversion Price. The Debentures are convertible by the holder, at its option, at any time or from time to time, at the Conversion Price into shares of common stock, par value $0.001 per share, of Registrant ("Common Stock"). The Debentures may be redeemed by Registrant at a redemption price equal to one hundred twenty five percent of the amount redeemed plus accrued interest upon three business days advance notice to the holder and the issuance of a warrant to purchase fifty thousand (50,000) shares of Common Stock of Registrant for every One Hundred Thousand Dollars ($100,000) redeemed.

         On April 28, 2005, Registrant and the Investors agreed to amend and restate the Initial Debentures and amend the form of Debenture to be issued in connection with the closing of Tranche 2 to amend the Conversion Price under the Debentures to equal $1.20 (subject to weighted average anti-dilution protection); provided, however, upon the occurrence of an Event of Default (as defined in the Debentures) that remains uncured for a period of ten days from the date of notice to Registrant thereof, the Conversion Price shall be adjusted to $0.20 per share of Common Stock. An initial funding of Tranche 2 occurred on April 28, 2005, resulting in net proceeds to Registrant of $300,000 after payment of a $50,000 structuring fee, $10,000 in legal fees and the placement of $140,000 in escrow to be released to Registrant two days prior to the filing of the Registration Statement. Registrant is obligated to file the Registration Statement with the Securities and Exchange Commission within 45 days of the closing of Tranche 2. Simultaneously with the closing of Tranche 2, Registrant issued two Debentures, each in the principal amount of $254,623.29 (representing the original principal amount of $250,000 plus interest thereon through April 28, 2005) to each of the Investors in replacement of the Initial Debentures which were amended and restated thereby.

         Registrant was obligated pursuant to the terms of an Investor Registration Rights Agreement dated as of December 13, 2004 to prepare and file with the SEC no later than 45 days from the initial closing date of the sale of the convertible debentures a registration statement on Form S-1 or Form SB-2 for the registration for the resale by the Investors of the shares of Common Stock issuable upon conversion of the Convertible Debentures and the Fee Shares. Registrant is obligated to maintain the effectiveness of this registration statement until either all of the registrable securities are eligible to be sold pursuant to Rule 144(k) of the date on which the investor shall have sold all of the Common Stock covered by such registration statement, whichever period is shorter. The Investors agreed to extend the scheduled deadline for filing the Registration Statement to June 6, 2005. In the event such registration statement is not filed by the scheduled filing deadline or is not declared effective by the SEC within 120 days from the closing date of Tranche 2, or if after the registration statement has been declared effective by the SEC, sales cannot be made pursuant to the registration statement, Registrant will be obligated to pay as liquidated damages to the holder, at the holder's option, either a cash amount or shares of Registrant's common stock within three business days after demand therefore, equal to 2% of the liquidated value of the Convertible debentures outstanding as liquidated damages for each 30-day period after the relevant deadline until the filing or effectiveness requirement is satisfied.

Item 9.01     FINANCIAL STATEMENTS AND EXHIBITS

       c)     Exhibits

              ---------------------- -----------------------------------------------------------------
              Exhibit 4.12           Amended and Restated 5% Secured Convertible Debenture in
                                     favor of Montgomery Equity Partners, Ltd.
              ---------------------- -----------------------------------------------------------------
              Exhibit 4.13           Amended and Restated 5% Secured Convertible Debenture in
                                     favor of Highgate House Funds, Ltd.
              ---------------------- -----------------------------------------------------------------
              Exhibit 4.14           5% Secured Convertible Debenture in favor of Montgomery
                                     Equity Partners, Ltd.
              ---------------------- -----------------------------------------------------------------
              Exhibit 4.15           5% Secured Convertible Debenture in favor of Highgate House
                                     Funds, Ltd.
              ---------------------- -----------------------------------------------------------------
              Exhibit 10.1           Joint Disbursement Instructions for closing dated April 28, 2005 by and among Registrant and the Investors.
              ---------------------- -----------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                Nanoscience Technologies, Inc.


Date: April 30, 2005                            By:  /s/ David Rector
                                                   -----------------------------
                                                   David Rector
                                                   Chief Executive Officer